COMMON STOCK

COMMON STOCK

NUMBER

CML001

compellent

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES

CUSIP 20452A 10 8

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PROOF

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

CERTIFICATE OF STOCK

COMPELLENT TECHNOLOGIES, INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. **This security is not a deposit or account and is not federally insured or guaranteed.**

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

SECRETARY

COMPELLENT TECHNOLOGIES, INC. CORPORATE SEAL JUNE 10, 2002 DELAWARE *

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

PROOF

COMPELLENT TECHNOLOGIES, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________
(State)

UNIF TRF MIN ACT– ______________ Custodian (until age ________)
(Cust)
______________ under Uniform Transfers
(Minor)
to Minors Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

______________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

X ______________

X ______________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By ______________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.